SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

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                            FORM 8-K

                         CURRENT REPORT
             Pursuant to Section 13 or 15 (d) of the
                 Securities Exchange Act of 1934

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Date of Report                       Commission File Number 0-11117
(date of earliest event reported)
July 22, 1996 (July 15, 1996)


                      SDNB FINANCIAL CORP.
     (Exact Name of registrant as specified in its charter)

                           CALIFORNIA
            (State or jurisdiction or incorporation)

                            95-372079
             (I.R.S. Employer Identification Number)

                       1420 Kettner Blvd.
                  San Diego, California  92101
       (Address of principal executive offices) (Zip Code)

                         (619) 233-1234
      (Registrant's telephone number, including area code)

                         Not Applicable
  (Former name or former address, if changed since last report)

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ITEM 5.   OTHER EVENTS

          SDNB Financial Corp., Registrant, announced it has entered into an Agreement and Plan of Merger with FBOP Acquisition Company and FBOP Corporation. Pursuant to the terms of that Agreement, which is subject to shareholder and regulatory approval, shareholders of the Registrant will receive cash for their shares and the Registrant would cease to exist.

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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
          AND EXHIBITS

          (c)  Exhibits

               2   Agreement and Plan of Merger.

               20 Press release with respect to Agreement and Plan of Merger.

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SIGNATURES

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   July 22, 1996             SDNB FINANCIAL CORP.


                                   By:/s/Howard W. Brotman
                                      Howard W. Brotman
                                      Senior Vice President/
                                      Chief Financial Officer

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                           EXHIBIT "2"

Agreement and Plan of Merger.

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                           EXHIBIT "20"

Press release with respect to Agreement and Plan of Merger.

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                          INDEX OF EXHIBITS

Exhibit  2  Agreement and Plan of Merger.

Exhibit 20  Press release with respect to Agreement and Plan of Merger.